Dear Fellow Shareholders:

Performance Review: During the third quarter of 2003, your Fund had a total return (market price change plus income) of -0.9%, bringing year-to-date total return to 13.2%. In comparison, the S&P Utilities Index had a total return of -0.5% for the quarter and 16.9% year-to-date. A composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of -0.5% for the third quarter and 15.0% year-to-date.

On a longer-term basis, your Fund had a 3-year cumulative total return of 37.2%. In comparison, the S&P Utilities Index had a total return of -40.4% and a composite of the S&P Utilities Index and the Lehman Utility Bond Index had a total return of -28.4%.

During the third quarter of 2003, your Fund paid three monthly 6.5 cent dividends. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.38% common stock dividend yield based on the September 30, 2003 closing price of $10.57 per share. That yield compares favorably with the quarter-end yields of 3.89% on the Dow Jones Utility Index and 3.95% on the S&P Utilities Index.

Who Turned Out the Lights? On August 14, 2003, a cascade of electric transmission line failures and successive power plant shutdowns led to a blackout covering approximately 9,000 square miles and affecting 50 million people in the Northeast quadrant of the United States and adjacent parts of Canada. In the early days following the blackout, northern Ohio-based FirstEnergy Corp. garnered the lion's share of headlines seeking to establish blame. The outage sequence of events pointed to a voltage collapse on portions of the transmission system connecting northern Ohio and Michigan. Rumors that untrimmed tree limbs caused a short in the distribution network, together with the well-publicized problems at the Davis-Besse nuclear plant, made FirstEnergy an easy target.

Subsequent analysis, however, has shown that the transmission system had been unstable in both southern Ohio and Indiana well before problems became evident in northern Ohio. Furthermore, none of the individual concerns cited should have been enough to cause a blackout of the magnitude experienced. A Joint U.S./Canada Power Outage Task Force has been appointed to study the events at hundreds of power plants and thousands of transmission lines, and review the actions taken by individual utility companies and the operators of the transmission system (the grid). Spencer Abraham, Secretary of Energy, has promised to release a report laying out the causes of the blackout shortly, to be followed immediately by public hearings.

An indication of the Task Force's conclusion can perhaps be found in a letter recently sent to electric utilities by the North American Electric Reliability Council (NERC). NERC, a Canadian-American group, was founded after the 1966 blackout that affected 30 million people in a somewhat similar geographic area as this year's blackout, and was designed to set standards to protect the reliability of the nation's electrical grid. The letter called for quicker communication of problems on the grid and development of strategies to deal with them.

It would not surprise us if a good portion of the cause of the blackout were the result of communication problems. In many regions of the country, transmission is owned by utilities but is controlled by Independent System Operators (ISOs). These ISOs are independent third parties responsible for maintaining secure operation of the open-access electrical transmission system on a regional basis. The Joint Committee will need to determine whether the system operators are communicating well with other regional system operators and their constituent regional electric generators, and whether the regional system operators have enough authority to take the most appropriate corrective actions in a timely manner.

Another area of concern regarding the electrical system that the blackout highlighted is the lack of investment in transmission. Until recently, the U.S. electric power system consisted primarily of full-service utilities that generated, transmitted, and distributed electricity to customers within their immediate geographic areas. This was a hub-and-spoke system with the utility generator at the center. The transmission system was linked to other hubs for the purpose of emergency power sharing but was not designed to carry the vast amounts of bulk power over long distances that is demanded in the current environment. But without adequate incentives and with electric company regulators wanting to keep electricity prices low, there has been little incentive to invest in "wires."

According to a 2001 Edison Electric Institute (EEI) study, the nation's transmission infrastructure grew by just 0.5% annually during the 1990s, while peak electric demand grew by 2.5% per year. Transmission capacity relative to peak demand dropped by 17% during the decade and is projected to decline by another 12% over the next decade. The EEI report estimated that $56 billion of investment in the transmission network would be necessary just to bring the system back to historical levels relative to demand.

Even prior to the blackout, the Federal Energy Regulatory Commission (FERC) recognized the need to increase the investment incentives for transmission infrastructure. FERC has supported higher returns on investment in transmission and recently allowed a 12.9% return on equity--a very good return in the current low interest rate environment. Incentive based rates for transmission investment and reliability may ultimately arise at both the state and federal level.

One of the greatest drawbacks for transmission investment has been the siting of transmission facilities. "Not in My Back Yard" concerns have been one of the primary hindrances to transmission construction in heavily populated, high electric demand areas. Pending energy legislation contains provisions that support regional approaches to transmission siting. Interestingly, the natural gas industry has been able to use eminent domain to site pipelines, with the FERC having most of the jurisdiction over the process. A similar process for electric transmission siting could accelerate construction.

The U.S. is not alone. In eerie sequence, other countries suffered blackouts--each due to some sort of grid failure--within weeks of ours. In late August, a 34-minute power outage affecting 500,000 people occurred in parts of southern London and contiguous areas. The interruption was caused by an extremely rare double fault on the national grid system. In mid-September, Denmark and Sweden were hit by a power outage that affected about 4 million customers and was blamed on a faulty transmission line between the two countries. At the end of September, it is believed that a tree fell on a major power line connecting Italy to Swiss power stations, leaving 55 million Italians in the dark.

Countries, and regions within countries, have become ever more dependent on the successful operation and coordination of their electric grid systems. It is likely that greater investment in maintenance and expansion of these grids will be required to keep the electric power systems highly reliable.

Natural Gas Supply: A pre-blackout issue that gained significant attention last summer was the availability of natural gas in the U.S. Last winter's heating season ended with historically low stocks of gas in storage. As a measure of public concern, Alan Greenspan, who in his testimony to Congress traditionally confines his remarks to monetary and fiscal policy, highlighted the potential for disruptions in the natural gas market in his June testimony before the House Energy and Commerce Committee.

The U.S. produces more than 80% of the natural gas it consumes, with the balance being imported primarily from Canada. There is an abundance of natural gas across the globe, but it has traditionally been a "local" commodity, transported by an infrastructure of pipelines. For several years, the conventional domestic supply sources of natural gas--the shallow water of the Gulf of Mexico, on-shore wells in the South and Southwest, and Canadian sources--have been experiencing production declines and are being drained more quickly than in the past.

While the supply of natural gas has become somewhat constrained, demand has been growing steadily because gas is a "clean" and cost-competitive fuel. New technology has made gas-fired electric generation very efficient, resulting in virtually all newly installed power plants being gas fired. Industrial demand increased during the long economic expansion of the 1990s and residential demand has risen as homeowners favor natural gas furnaces over oil and electric furnaces.

What is the outlook for natural gas supply and pricing over the coming winter and the longer term? The shorter term is somewhat easier to judge. From a demand perspective, the mild summer reduced residential and commercial demand, and industrial demand reflected the lackluster economy. Still, gas prices were relatively high, so more wells were drilled, supporting gas supplies. As a result, storage was refilled to a level consistent with the needs of a "normal" heating season. However, weather is always a wild card, and if we have a cold winter, gas price increases are likely.

Over the longer term, we believe the laws of supply and demand still apply to natural gas. At higher prices, there is demand destruction--people turn down their thermostats in the winter and uneconomic industrial demand is curtailed. However, higher prices also change the economics of supply, encouraging the drilling of new wells. While drilling wells increases gas supply from existing and new gas fields, technological advances also enable better utilization of those sources and development of new sources of gas, such as liquified natural gas (LNG), coalbed methane, and landfill gas. Overall, equilibrium prices will likely be higher in the future, but the supply/demand imbalance will be addressed.

Board of Directors Meeting: At the regular October Board of Directors' meeting, the Board declared the following monthly dividend:

                    Cents Per Share Record Date Payable Date
                    --------------- ----------- ------------
                          6.5       November 28 December 10

As is customary, the Board will declare the December, January and February dividends in mid-December.

Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York.

Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, without cost to the shareholder, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com).

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site, http://www.dnpselectincome.com.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen
                                          /s/ Nathan I. Partain

Claire V. Hansen, CFA
                                          Nathan I. Partain, CFA
Chairman
                                          President and Chief
                                          Executive Officer

                          DNP SELECT INCOME FUND INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                              September 30, 2003

COMMON STOCKS--82.0%

                                                                  Market
                                                                  Value
     Shares    Company                                           (Note 1)
     --------- -------                                         ------------

               [_] ELECTRIC--46.6%

     1,000,000 Allete Inc..................................... $ 27,380,000
     1,001,000 Ameren Corp....................................   42,952,910
       800,000 Cinergy Corp...................................   29,360,000
     1,000,000 Consolidated Edison Inc........................   40,760,000
       796,000 Dominion Resources Inc.........................   49,272,400
     2,000,000 DQE Inc........................................   30,880,000
     1,000,000 DTE Energy Co..................................   36,890,000
     1,100,000 Energy East Corp...............................   24,673,000
     1,000,000 Exelon Corp....................................   63,500,000
     2,000,000 FirstEnergy Corp...............................   63,800,000
       600,000 FPL Group Inc..................................   37,920,000
     1,080,000 Iberdrola S.A. (Spain).........................   18,173,984
       215,000 National Grid Group PLC ADR....................    7,024,050
       770,000 National Grid Transco PLC (United Kingdom).....    4,934,831
     1,318,600 NSTAR..........................................   62,633,500
     1,375,000 Progress Energy Inc............................   61,132,500
     1,000,000 Public Service Enterprise Group Inc............   42,000,000
       850,000 Scottish & Southern Energy PLC (United Kingdom)    8,593,205
       100,000 Scottish & Southern Energy PLC ADR.............   10,101,350
       200,000 Scottish Power PLC ADR.........................    4,740,000
     2,300,000 Southern Co....................................   67,436,000
     1,500,000 Vectren Corp...................................   35,430,000
                                                               ------------
                                                                769,587,730

               [_] GAS--7.6%

       926,000 AGL Resources Inc..............................   26,085,420
     1,000,000 Keyspan Corp...................................   35,080,000
       900,000 Peoples Energy Corp............................   37,242,000
     1,000,000 WGL Holdings Inc...............................   27,580,000
                                                               ------------
                                                                125,987,420

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2003

                                                             Market
                                                             Value
          Shares    Company                                 (Note 1)
          --------- -------                               ------------

                    [_] TELECOMMUNICATION--15.1%
          1,000,000 Alltel Corp.......................... $ 46,340,000
          1,730,000 BellSouth Corp.......................   40,966,400
          1,250,000 Chunghwa Telecom Co. Ltd.............   17,512,500
          1,637,230 SBC Communications Inc...............   36,428,368
            856,250 Telecom Corp. of New Zealand Ltd. ADR   20,909,625
            560,000 Telefonica S.A. ADR..................   19,852,000
          1,068,400 Telstra Corp. Ltd. ADR...............   17,254,660
          1,519,000 Verizon Communications Inc...........   49,276,360
                                                          ------------
                                                           248,539,913

                    [_] NON-UTILITY--12.7%
            181,960 Archstone Smith Trust................    4,800,105
             85,800 Arden Realty Inc.....................    2,395,536
            241,300 Boston Properties Inc................   10,489,311
            271,400 CBL & Associates Properties Inc......   13,542,860
             85,200 Camden Property Trust................    3,274,236
            179,816 Centerpoint Properties Corp..........   12,247,268
            339,300 Chelsea Property Group Inc...........   16,252,470
             53,334 Colonial Properties Trust............    1,921,624
            163,479 Corporate Office Properties Trust....    3,025,996
            320,300 Developers Diversified Realty Corp...    9,567,361
            160,000 Duke Realty Corp.....................    4,672,000
            145,500 Equity Office Properties Trust.......    4,005,615
            150,000 Equity Residential Properties Trust..    4,392,000
             59,000 Essex Property Trust Inc.............    3,699,890
            200,200 General Growth Properties Inc........   14,354,340
             53,600 Health Care Properties Investors Inc.    2,503,120
            102,344 Healthcare Realty Trust Inc..........    3,272,961
             80,000 Home Properties of New York Inc......    3,136,000
             76,000 Hospitality Properties Trust.........    2,666,080
            193,939 iStar Financial Inc..................    7,553,924
            200,200 The Macerich Co......................    7,557,550
             14,000 Mack-Cali Realty Corp................      548,800
            146,460 Maguire Properties Inc...............    3,002,430

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2003

                                                                Market
                                                                Value
      Shares    Company                                        (Note 1)
      --------- -------                                     --------------
        218,400 Pan Pacific Retail Properties Inc.......... $    9,391,200
        396,480 ProLogis Trust.............................     11,993,520
         50,000 Realty Income Corp.........................      1,982,500
        205,800 S.L. Green Realty Corp.....................      7,431,438
         86,899 Shurgard Storage Centers Inc. Class A......      3,067,535
        281,736 Simon Property Group Inc...................     12,278,055
        278,240 United Dominion Realty Trust Inc...........      5,094,574
        252,000 Vornado Realty Trust.......................     12,106,080
        168,714 Weingarten Realty Investors................      7,592,130
                                                            --------------
                                                               209,818,509
                                                            --------------
                Total Common Stocks (Cost--$1,286,408,543).  1,353,933,572
                                                            --------------

      PREFERRED STOCKS--17.8%

                [_] UTILITY--17.8%
        200,000 Alltel Corp. 7 3/4% due 5/17/05............      9,778,000
        750,000 Ameren Corp. 9 3/4% due 5/15/05............     20,887,500
      1,200,000 Centurytel Inc. 6 7/8% due 5/15/05.........     33,240,000
        626,200 Cinergy Corp. 9 1/2% due 2/16/05...........     38,323,440
        450,000 Dominion Resources Inc. 9 1/2% due 11/16/04     25,510,500
        986,700 DTE Energy Co. 8 3/4% due 8/16/05..........     24,963,510
        550,000 Duke Energy Corp. 8 1/4% due 5/18/04.......      7,183,000
        223,500 EIX Trust II Series B 8.60% due 10/29/29**.      6,749,700
        500,000 FPL Group Inc. 8 1/2% due 2/16/05..........     28,480,000
        412,000 Keyspan Corp. 8 3/4% due 5/16/05...........     21,547,600
        775,000 Oneok Inc. 8 1/2% due 2/16/06..............     22,281,250
        500,000 Sempra Energy 8 1/2% due 5/17/05...........     13,800,000
        172,700 Southern Union Co. 5 3/4% due 8/16/05......      9,728,191
        400,000 TXU Corp. 8 3/4% due 11/16/05..............     13,740,000
        500,000 TXU Corp. 8 1/8% due 5/16/06...............     17,765,000
                                                            --------------
                Total Preferred Stocks (Cost--$290,141,593)    293,977,691
                                                            --------------

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2003


BONDS--45.9%

                                                           Ratings
                                                  --------------------------
                                                                    Standard    Market
                                                                      and       Value
Par Value     Company                               Fitch   Moody's  Poor's    (Note 1)
---------     -------                             --------- ------- -------- ------------

              [_] ELECTRIC--11.0%

$ 4,000,000   Boston Edison Co.
              7.80%, due 3/15/23................. AA-        A1       A      $  4,132,396
  8,571,000   Cleveland Electric Illuminating Co.
              9%, due 7/01/23.................... BBB-       Baa2     BBB       8,994,930
 18,050,000   Comed Financing II
              8 1/2%, due 1/15/27................ Not Rated  Baa2     BBB      20,662,142
  7,500,000   Commonwealth Edison Co.
              9 7/8%, due 6/15/20................ A-         A3       A-        8,577,855
  6,000,000   Dayton Power and Light
              8.15%, due 1/15/26................. A          Baa1     BBB       6,290,118
 24,000,000   Dominion Resources Capital Trust
              7.83%, due 12/01/27................ Not Rated  Baa2     BBB-     27,042,576
  5,000,000   Illinois Power Co.
              7 1/2%, due 7/15/25................ CCC+       B3       B         4,825,000
 13,725,000   Niagara Mohawk Power Corp.
              8 7/8%, due 5/15/07................ Not Rated  Baa3     A-       16,384,740
  5,000,000   Progress Energy Inc.
              7 3/4%, due 3/01/31................ BBB-       Baa2     BBB-      5,754,075
  9,000,000   PSEG Power LLC
              8 5/8%, due 4/15/31................ Not Rated  Baa1     BBB      11,426,616
 22,750,000   Puget Capital Trust
              8.231%, due 6/01/27................ Not Rated  Ba1      BB       21,976,045
 13,000,000   Southern Co. Capital Trust II
              8.14%, due 2/15/27................. Not Rated  Baa1     BBB+     14,844,115
 10,000,000   Virginia Electric & Power Co.
              8 5/8%, due 10/01/24............... Not Rated  A2       A-       10,982,260

 17,700,000   Virginia Electric & Power Co.
              8 1/4%, due 3/01/25................ Not Rated  A2       A-       19,600,343
                                                                             ------------
                                                                              181,493,211

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2003

                                                   Ratings
                                          --------------------------
                                                            Standard    Market
                                                              and       Value
Par Value     Company                       Fitch   Moody's  Poor's    (Note 1)
---------     -------                     --------- ------- -------- ------------
              [_] GAS--4.4%

$ 5,000,000   KN Energy Inc.
              7 1/4%, due 3/01/28........ BBB        Baa2     BBB    $  5,626,010
 10,000,000   Northern Border Partners LP
              8 7/8%, due 6/15/10........ BBB+       Baa2     BBB+     12,148,150
 15,000,000   Panhandle Eastern
              8 5/8%, due 4/15/25........ BBB        Baa3     BBB      16,487,685
  6,488,000   Southern Union Co.
              7.60%, due 2/01/24......... BBB        Baa3     BBB       7,195,854
  8,850,000   Southern Union Co.
              8 1/4%, due 11/15/29....... BBB        Baa3     BBB      10,636,611
 10,000,000   TE Products Pipeline Co.
              7.51%, due 1/15/28......... Not Rated  Baa3     BBB      10,056,220
  9,000,000   Trans-Canada Pipeline
              9 1/8%, due 4/20/06........ Not Rated    A3     BBB+     10,439,118
                                                                     ------------
                                                                       72,589,648
              [_] TELECOMMUNICATION--9.3%

 15,000,000   AT&T Corporation
              8.35%, due 1/15/25......... BBB        Baa2     BBB      15,965,730
 10,000,000   BellSouth Capital Funding
              7 7/8%, due 2/15/30........ A+         A1       A+       12,565,170
 25,000,000   British Telecom PLC
              8 7/8%, due 12/15/30....... A          Baa1     A-       32,893,475
  5,000,000   Centurytel Inc.
              6 7/8%, due 1/15/28........ Not Rated  Baa2     BBB+      5,476,855
 10,000,000   Centurytel Inc.
              8 3/8%, due 10/15/10....... Not Rated  Baa2     BBB+     12,389,620
 10,000,000   France Telecom
              7 3/4%, due 3/01/11........ BBB        Baa3     BBB      12,235,770
 13,250,000   GTE California Inc.
              8.07%, due 4/15/24......... AA         A1       A+       14,155,849
 17,625,000   GTE Corp.
              7.90%, due 2/01/27......... A+         A3       A+       19,878,709
  5,000,000   GTE North Inc., Series C
              7 5/8%, due 5/15/26........ AA         A1       A+        5,430,220
 10,575,000   TCI Communications Inc.
              8.65%, due 9/15/04......... BBB        Baa3     BBB      11,186,150
  4,314,000   Tritel PCS Inc.
              10 3/8%, due 1/15/11....... BBB        Baa2     BBB       5,210,113
  5,000,000   Vodaphone Group PLC
              7 7/8%, due 2/15/30........ A          A2       A-        6,188,985
                                                                     ------------
                                                                      153,576,646

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2003

                                                                 Ratings
                                                       ----------------------------
                                                                           Standard    Market
                                                                             and       Value
Par Value      Company                                   Fitch    Moody's   Poor's    (Note 1)
---------      -------                                 --------- --------- -------- ------------

               [_] NON-UTILITY--21.2%
#$  15,000,000 American General Finance Corp.
               1.42%, due 5/28/04..................... A+        A1          A+     $ 15,000,000
  #100,000,000 Bear Stearns Companies Inc. Master Note
               1.337%, due 10/01/03................... A+        A1          A       100,000,000
   #25,000,000 Belford U.S. Capital Co. LLC
               1.25%, due 6/18/04..................... AAA       Not Rated   AAA      25,013,776
   #25,000,000 CIT Group Inc.
               1.86%, due 4/08/04..................... A         A2          A        25,082,700
     8,000,000 Dayton Hudson Corp.
               9 7/8%, due 7/01/20.................... A         A2          A+       11,450,456
    19,940,000 EOP Operating LP
               7 1/2%, due 4/19/29.................... BBB+      Baa1        BBB+     22,502,888
   #25,000,000 General Electric Capital Corp.
               1.388%, due 10/22/03................... Not Rated Aaa         AAA      25,001,875
   #25,000,000 General Motors Acceptance Corp.
               1.439%, due 11/07/03................... BBB+      A3          BBB      24,999,100
   #25,000,000 Halogen Funding Co. LLC
               1.15%, due 10/07/03.................... Not Rated Not Rated   AAA      25,000,000
   #25,000,000 Household Finance Corp.
               1.49%, due 5/28/04..................... A         A1          A        25,058,826
   #25,000,000 Morgan Stanley Dean Witter & Co.
               1.51%, Series C, due 5/18/04........... AA-       Aa3         A+       25,067,075
   #25,000,000 Salomon Smith Barney Holdings Inc.
               1.47%, Series K, due 5/07/04........... AA+       Aa1         AA-      25,036,051
                                                                                    ------------
                                                                                     349,212,747
                                                                                    ------------
               Total Bonds (Cost--$723,592,358)....................................  756,872,252
                                                                                    ------------
U.S. TREASURY OBLIGATION--0.1%
    $2,000,000 U.S. Treasury Bond
               10 3/4%, due 8/15/05................................................ $  2,345,236
                                                                                    ------------
               Total U.S. Treasury Obligation (Cost--$2,394,375)...................    2,345,236
                                                                                    ------------

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2003

                                                                                             Market
                                                                                             Value
 Par Value                                                                                  (Note 1)
 ---------                                                                                ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--9.5%
$125,000,000 Federal Home Loan Mortgage Corp.
             9%, due 2/26/04............................................................. $128,980,375
  25,000,000 Federal Home Loan Mortgage Corp.
             9%, due 11/15/03............................................................   27,008,975
                                                                                          ------------
             Total U.S. Government Agency Obligations (Cost--$164,387,688)...............  155,989,350
                                                                                          ------------
 Par Value/
   Shares
   ------
MONEY MARKET INSTRUMENTS--14.2%
  10,000,000 American International Group Inc.
             1.08%, due 10/01/03.........................................................   10,000,000
  #2,090,451 AIM STIC Liquid Assets Portfolio............................................    2,090,451
 #25,000,000 CCN (Orchard Park) LLC
             1.245%, due 4/06/04.........................................................   25,000,000
  24,000,000 Deutsche Bank Securities Inc. Repurchase Agreement,
             1.248%, dated 9/30/03, due 10/01/03, collateralized by
             $4,944,114 AMSI 2003-8 M5 4.87% ABS due 10/25/33;
             $2,750,000 COMM 2002-FL7 MCS 3.87% CMO due 11/15/14;
             $2,350,350 CWALT 2002-6 B2 7% CMO due 7/25/32;
             $1,109,583 DBALT 2003-1 B2 5.5% CMO due 9/25/33;
             $4,552,670 GECMC 2001-1 G 7.04% CMO 5/15/33;
             $4,076,681 GMACC 2003-C2 144A CMO 5.30% due 5/10/40;
             $3,013,083 IRWLB 2000-LB1 B 4.37% ABS due 6/25/21;
             $1,360,969 MBNAS 2001-C1 2.17% ABS due 10/15/08;
             $202,357 Norwest Financial Inc. 7 1/2% due 4/15/05; and
             $113,326 United Technologies Corp. 6 5/8% due 11/15/04......................   24,000,000
 #26,000,000 Hudson-American Realty Protection LLC
             1.14%, due 10/16/03.........................................................   26,000,000
 #19,091,506 Janus Institutional Cash Reserves Fund......................................   19,091,506
 #71,000,000 Merrill Lynch Pierce Fenner & Smith Inc. Repurchase Agreement,
             1.238%, dated 9/30/03, due 10/01/03, collateralized by
             $31,458,512 Ford Motor Credit Corp. 7 7/8% due 6/15/10;
             $21,595,574 General Motors Acceptance Corp. 8% due 11/01/31; and $20,336,863
             General Motors Acceptance Corp. 7 3/4% due 1/19/10..........................   71,000,000

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2003

                                                                                                 Market
 Par Value/                                                                                      Value
   Shares                                                                                       (Note 1)
------------                                                                                 --------------
#$17,000,000            Neptune Funding Corp.
                        1.13%, due 10/01/03................................................. $   17,000,000
 #40,000,000            Wachovia Capital Markets LLC Repurchase Agreement,
                        1.258%, dated 9/30/03, due 10/01/03, collateralized by
                        $3,614,015 CSFB 2002-CKN2 G 7.34% CMO due 4/15/37;
                        $4,120,504 CSFB 2002-CP5 H 6.33% CMO due 12/15/35;
                        $3,292,444 GECMC 2000-1 E 7.17% CMO due 1/15/33;
                        $3,877,112 JPMCC 2003-PM1A H 5.51% CMO due 8/12/40;
                        $3,747,876 LBUBS 2002-C1 J 6.95% CMO due 3/15/34;
                        $3,901,968 LBUBS 2002-C7 K 5.75% CMO due 1/15/36;
                        $3,118,653 MLMT 2002-MW1 G 6.57% CMO due 7/12/34;
                        $3,763,324 WBCMT 2003-C5 B 4.11% CMO due 6/15/35;
                        $3,754,936 WBCMT 2003-C5 C 4.14% CMO due 6/15/35;
                        $3,770,420 WBCMT 2003-C5 H 5.18% CMO due 6/15/35; and
                        $3,838,748 WBCMT 2003-C6 H 5.13% CMO due 8/15/35....................     40,000,000
                                                                                             --------------
                        Total Money Market Instruments (Amortized Cost--$234,166,367).......    234,181,957
                                                                                             --------------
CASH AND OTHER ASSETS LESS LIABILITIES (39.2%)..............................................   (646,665,686)
                                                                                             --------------
REMARKETED PREFERRED STOCK
  ($.001 par value per share; 100,000,000 shares authorized and 5,000 shares issued and
  outstanding; liquidation preference $100,000 per share).................................     (500,000,000)
                                                                                             --------------
NET ASSETS APPLICABLE TO COMMON STOCK
  (equivalent to $7.57 per share of common stock based on 218,144,176 shares of common stock
  outstanding; authorized 250,000,000 shares).............................................   $1,650,634,372
                                                                                             ==============

** Dividends currently are deferred.
# This security was purchased with the cash proceeds from securities loans. The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shares of the Fund.
--------
(1)The market values for securities are determined as follows: Equity securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Fixed income securities and any other securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Board of Directors

FRANKLIN A. COLE

GORDON B. DAVIDSON

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

CLAIRE V. HANSEN, CFA
Chairman

NATHAN I. PARTAIN, CFA
President and
Chief Executive Officer

T. BROOKS BEITTEL, CFA
Senior Vice President
and Secretary

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President and Treasurer

DIANNA P. WENGLER
Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw LLP
190 South LaSalle Street
Chicago, Illinois 60603

Independent Auditors

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

                                                                     DNP Select
                                                               Income Fund Inc.

                                                             Third Quarter
                                                             Report


                                                             September 30, 2003

[Artwork]